CAGNY 2021 Exhibit 99.1

Legal Disclosure Note on Forward-Looking Statements This document contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Readers of this document should understand that these statements are not guarantees of performance or results. Many factors could affect our actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this document. These risks, uncertainties, and factors include, among other things: the risk that the cost savings and any other synergies from the acquisition of Pinnacle Foods Inc. (the Pinnacle acquisition) may not be fully realized or may take longer to realize than expected; the risk that the Pinnacle acquisition may not be accretive within the expected timeframe or to the extent anticipated; the risks that the Pinnacle acquisition and related integration will create disruption to the Company and its management and impede the achievement of business plans; risks related to our ability to achieve the intended benefits of other recent acquisitions and divestitures; risks associated with general economic and industry conditions; risks associated with our ability to successfully execute our long-term value creation strategies; risks related to our ability to deleverage on currently anticipated timelines, and to continue to access capital on acceptable terms or at all; risks related to our ability to execute operating and restructuring plans and achieve targeted operating efficiencies from cost-saving initiatives, and to benefit from trade optimization programs; risks related to the effectiveness of our hedging activities and ability to respond to volatility in commodities; risks related to the Company's competitive environment and related market conditions; risks related to our ability to respond to changing consumer preferences and the success of our innovation and marketing investments; risks related to the ultimate impact of any product recalls and litigation, including litigation related to the lead paint and pigment matters, as well as any securities litigation, including securities class action lawsuits; risk associated with actions of governments and regulatory bodies that affect our businesses, including the ultimate impact of new or revised regulations or interpretations; risks related to the impact of the coronavirus (COVID-19) pandemic on our business, suppliers, consumers, customers and employees; risks related to the availability and prices of raw materials, including any negative effects caused by inflation, weather conditions or health pandemics; disruptions or inefficiencies in our supply chain and/or operations, including from the COVID-19 pandemic; risks associated with actions by our customers, including changes in distribution and purchasing terms; risks and uncertainties associated with intangible assets, including any future goodwill or intangible assets impairment charges; and other risks described in our reports filed from time to time with the Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements included in this report, which speak only as of the date of this report. We undertake no responsibility to update these statements, except as required by law. Note on Non-GAAP Financial Measures This document includes certain non-GAAP financial measures, including adjusted EPS, organic net sales, adjusted operating profit, and adjusted operating margin. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company’s financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company’s operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company’s diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP. Certain of these non-GAAP measures, such as organic net sales, adjusted operating margin, adjusted EPS, adjusted net income, and free cash flow are forward-looking. Historically, the Company has excluded the impact of certain items impacting comparability, such as, but not limited to, restructuring expenses, the impact of the extinguishment of debt, the impact of foreign exchange, the impact of acquisitions and divestitures, hedging gains and losses, impairment charges, the impact of legacy legal contingencies, and the impact of unusual tax items, from the non-GAAP financial measures it presents. Reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of such items impacting comparability and the periods in which such items may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Hedge gains and losses are generally aggregated, and net amounts are reclassified from unallocated corporate expense to the operating segments when the underlying commodity or foreign currency being hedged is expensed in segment cost of goods sold. The Company identifies these amounts as items that impact comparability within the discussion of unallocated Corporate results.

What We Want You to Take Away from Today We compete in attractive categories with consumer-preferred brands We deploy our assets via modern, repeatable, and scalable processes that work We are well-positioned for long-term success and significant value creation We are reaffirming our fiscal 2022 financial targets, with an adjustment for Peter Pan divestiture 1 2 3 4

WHO WE ARE 1. HOW WE WIN 2. COVID-19’s IMPACT ON THE FUTURE 3. Agenda

WHO WE ARE 1. HOW WE WIN 2. COVID-19’s IMPACT ON THE FUTURE 3. Agenda

Conagra Brands Is a Highly Focused Portfolio Source: Conagra Internal Data, Data for most recent 4 quarters ended Q2 fiscal 2021 Note: International net sales include sales by domestic segments to customers located outside the Untied States Net Sales, Last 4 Quarters Domestic vs. International Net Sales, Last 4 Quarters Retail vs. Foodservice ~$11.5B ~$11.5B International Domestic Retail Foodservice

Frozen Snacks Staples 45% 19% 36% Source: IRI Custom Database, MULO+C, Latest 52 Weeks Ended December 27, 2020 % of Retail Dollar Sales Growth Cash   We Compete in Three Domains with Leading Brands

We Are the Largest Player in Frozen Food Source: IRI Market Advantage Syndicated Data, MULO+C, 52 Weeks Ended December 27, 2020, Product: Frozen sorted by Parent Company Total US Frozen Dollar Sales (Latest 52 Weeks, $ in millions) Branded Frozen L52W: $55.2B

(1.9)% +5.0% +1.5% +7.0% +13.0% Frozen Renaissance Began Conagra Frozen Retail Sales % Change vs. YA Source: IRI Syndicated POS, Total US MULO+C, Conagra Fiscal Years, Latest 52 Weeks Ended December 27, 2020 $1 Billion in Growth We Know How to Drive Growth in Frozen

We Have a Strong ~$2 Billion Snacks Business

Strong Portfolio of Leading Snack Brands

#1 or #2 Share in 79% of Our Categories

Continued Share Gains


79%
of Snack portfolio gaining share

Industry-Leading Growth

#2 | fastest growing Snack company[1]

3.3x | Higher growth than Snacks

Source (Left, Middle): IRI Custom POS, Total US MULO+C, Latest 52 Weeks Ended December 27, 2020
Source (Right): IRI Syndicated POS, Total US MULO+C, Latest 52 Weeks Ended December 27, 2020. Snacking Universe consists of Snacks, Candy, Cookies & Crackers Aisles & Bakery Snacks, Pasty/Doughnuts, Pudding/Gelatin, Refrigerated Desserts, Refrigerated – Lunch Kits Categories
1. #2 fastest growing Snack company among top 15 largest snack companies

10

Stood Up a Snacking Company Conagra Snacks Retail Sales (% Change vs. YA) Source: IRI Syndicated POS, Total US MULO+C, Fiscal Years, Latest 52 Weeks Ended December 27, 2020. Snacking Universe consists of Snacks, Candy, Cookies & Crackers Aisles & Bakery Snacks, Pasty/Doughnuts, Pudding/Gelatin, Refrigerated Desserts, Refrigerated – Lunch Kits Categories We Know How to Drive Growth in Snacks

Conagra Staples Retail Sales (Latest 52 Weeks, Share of Staples Portfolio) Source (Left): IRI Custom POS, Total US MULO+C, Latest 52 Weeks Ended December 27, 2020, Conagra Brands Source (Right): IRI Custom Database, Total US MULO + C, Conagra Fiscal Years, Building FY21 (30 Weeks Ended December 27, 2020) #1 or #2 share in 64% of Ingredients & Enhancers #1 or #2 share in 80% of Heat & Eat Meals   Conagra Staples Weighted Dollar Share Staples Portfolio Is a Reliable Contributor

Culture Focused on Both Performance and Purpose People Planet Communities Over 10 years of employee-led Sustainable Development Awards Goal to have 100% of plastic packaging being renewable, recyclable, or compostable by 2025 Long track record of supporting employee and supplier diversity Expect to double the number of people of color in management and middle-management roles by 2025 Long-term partnership with Feeding America Continued community support through the pandemic via donations and volunteerism

WHO WE ARE 1. HOW WE WIN 2. COVID-19’s IMPACT ON THE FUTURE 3. Agenda

We Create Connections Between Our Consumers and Our Brands

Perpetual Modernization Brick & Mortar eCommerce Saliency Relevancy We Deploy Marketing Investments Via a Modern Brand Building Approach Superior Products Physical Availability Mental Availability 1 2 3

We Begin with Identifying Growth Pockets Within Consumer Behavior Data MODERN SIDES & PREP METHODS ELEVATED CULINARY EXPERIENCES MODERN HEALTH PLANT-BASED PROTEIN PROVOCATIVE FORMS & FLAVORS SUSTAINABILITY

We Build Products That Are Viewed As More Modern Than Peers’ Products Frozen Single-Serve Meals (% Implicit Association of “Modern” Fit) Better-for-You Meal Brands Peer 1 Peer 2 Peer 3 Indulgent Meal Brands Peer 1 Peer 2 Source: MARU Custom Study November 30 – December 4, 2020, Implicit Association Test, “Now we would like to show you a series of packages and will ask you to classify the image by dragging and dropping it into the “Modern” bucket at the bottom of the page.” (Total, n=1003)

Next, We Invest in Omni-Channel Availability Conagra Channel Dollar Sales (FY2020 2-Year CAGR) Source: IRI Custom Database, Total Edible x Bev, Parent Company = Conagra Brands, Conagra Fiscal 2020 2-Year CAGR, Logos represent a few retailers included in the total channel Dollar data is Nielsen, total Conagra at total Dollar retailers, xAOC + Conv, Latest 52 Weeks Ended December 26, 2020

Our ~$1 Billion eCommerce Business Has Outpaced the Industry and Gained Share in Our Categories

Conagra vs. Total Edible eCommerce Retail Sales
(% Change vs. YA)



+62%
+41%
+61%
+43%
+56%
+43%
+158%
+119%
+107%
+106%
+91%
+88%
Q1 FY20
Q2 FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Conagra
Total Edible

% of Conagra's Sales Growing Share in eCommerce
(Latest 52 Weeks)



79%
eCommerce brands growing share

Note: only ~84% of Conagra eCommerce brand sales measured; Latest weeks subject to change due to data stability
Source (Left): Source: IRI eMarket Insights, Total Conagra vs. Total Edible xBeverage xProducts Where Parent Company Is Unknown, Total eCommerce RMA; Data ended November 29, 2020.
Source (Right): IRI eMarket Insights, Conagra Brands, Total eCommerce RMA xProducts Where Parent Company Is Unknown; Latest 52 Weeks Ended November 29, 2020; % of dollar sales for brands where Conagra is growing share in eCommerce channel.

20
CONAGRA BRANDS

Then, We Drive Mental Availability By Reaching Consumers in an Efficient Way By 2024, cord-cutter households to reach 46.6 million, more than one-third of all U.S. households The Right People In The Right Place At The Right Time With The Right Message Source (Left): Tech Crunch “Pandemic Accelerated Cord Cutting, Making 2020 the Worst-Ever Year for Pay TV,” September 2020

Closer-to-Purchase Media Drives Higher Lifts Return on advertising spend (ROAS) per dollar invested in the U.S. in 2018 by medium (in US dollars) 2X Lift on Paid Search vs. Other Media Source: Various Sources (Benchmarking) OAAA Statista 2020; Additional Information: United States Various Sources (Benchmarking); 2018

We Have Continuously Optimized Our Brand Building Investments Total Brand Building Investments Consistent Over Time (Total Brand Building Investments as % of Gross Sales) Source: Conagra Reported Financials, Conagra Internal Data Note: Total Marketing Investments include working trade, slotting, coupons, packaging, and advertising & promotion; Data represents the domestic retail business for the time periods indicated Strong, Steady Investment High ROI Retailer Marketing, Packaging, and additional eCommerce Investments Low ROI A&P Investments and Non-Working A&P High ROI Retailer & Packaging Investments Low ROI A&P Investments and Non-Working A&P

Our Model Has Been Successful in Aggregate Source: IRI Custom Database, MULO+C, Conagra Fiscal Years, Building fiscal 2021 (30 Weeks Ended December 27, 2020), Weighted Dollar Share  Total Conagra Weighted Dollar Share Conagra Domain Weighted Share (Point Change FY21 YTD vs. FY17) Frozen +2.2 pts Snacks +3.2 pts Staples Flat

Our Model Has Worked While Investing More Efficiently than the Competition Measured Media Spend (Latest 52 Weeks) Note: Competitor A represented is consistent across all data points. Numerator does not account for Search, Social and eCommerce Source (Left): Conagra Marie Callender’s Internal Data; Competitor’s Spend: Numerator, Spend by Brand, Peer Frozen Single-Serve Meals; November 30, 2020 Source (Right): 1. IRI Custom Database POS, Total US MULO+C, Latest 52 Weeks Ending December 27, 2020, Frozen Single-Serve Meals: Pot Pies, Bowls; Velocity Index = Dollar Velocity per SKU Index to Category 2. IRI Household Panel, Total US All Outlets, Latest 52 Weeks Ending December 27, 2020, Frozen Single-Serve Meals: Pot Pies, Bowls Competitor A Dollar Sales1 Velocity Index1 Repeat Rate2 Buyers2 6MM Competitor A 15MM 2MM 24MM 41% 52% 38% 58% 75 105 97 197 $433MM +25% $14MM (1.9)% $257MM +31% $79MM +42% Pot Pies Bowls 5.5x CAG spend

WHO WE ARE 1. HOW WE WIN 2. COVID-19’s IMPACT ON THE FUTURE 3. Agenda

The Pandemic Drove a Broad-Based Acceleration of Our Strong Performance Conagra Retail Sales (Total COVID-19 Time Period, % Change vs. YA) Total Conagra +0.4pts of category share vs. YA Source (Growth Rates): IRI Custom Database, Total US MULO+C, Total COVID-19 (Weeks Ended March 1, 2020-December 27, 2020), Staples = Grocery + Refrigerated Source (Share): IRI Custom Database, Total US MULO+C, Total COVID-19 (Weeks Ended March 1, 2020-December 27, 2020), Weighted Dollar Share

COVID Significantly Accelerated New Buyer Acquisition; We Are Winning with Younger Consumers Source (Left): IRI National Consumer Panel, Total US All Outlets, Fiscal 2018, Fiscal 2019, 44 Weeks Ended December 27, 2020 Source (Right): IRI National Consumer Panel, Custom Conagra Categories, Gen Z & Millennial Head Households, Total US All Outlets, 44 Week Ended December 27, 2020; % of Buyers = Gen Z + Millennials Buyers / Buyers Millennial + Gen Z Buyers (% of Buyers) 4.5years of incremental new buyers acquired in less than one year

These New, Younger Buyers Are “Stickier” Repeat Rate (% of Buyers Repeating) Source: IRI National Consumer Panel, Custom Conagra Categories, total US All Outlets, 44 Weeks Ended December 27, 2020, New Brand Buyers = purchased in 44 Weeks Ended Dec 27, 2020 and not in prior 52 Weeks Ended February 23, 2020, Category Buyers xConagra = Competitive Brands Weighted Average

We Will Capitalize On The Behavioral Trends That COVID-19 Accelerated Cooking, Eating Together Enjoying The Convenience of Frozen Home Entertainment, Snacking

New Cooking and Eating Habits Have Been Created Source: The NPD Group / National Eating Trends; Sourced from Home/Retail, September-November 2020 vs. 2019, Quarterly Occasions per Capita +28% Families Continue Eating Together (Shared Meal Occasions) Cooking Remains Elevated (Meal Occasions with Prep Time 15 Minutes+) +24%

Remote Work Leads to Higher Engagement in Cooking and Eating at Home

Remote Workforce Adoption Expected to be Permanent

If COVID-19 was not a concern, how often do you think an employee should be in the office, if at all, in order to maintain a distinctive culture for the company?

~80%
4 days per week or less


47%
21%
31%
2 days per week or less
3-4 days per week
5 days per week

Work-from-Home Individuals More Likely to Eat at Home, Spend More time Cooking


% Who Ate at Home on Average Weekday
76.9%
88.9%
Worked Away-from-Home
Worked from-Home


Time Spent on Food Preparation on Average Weekday
30 minutes
41 minutes
Worked Away-from-Home
Worked from-Home

Source (Left): PWC US Remote Work Survey, Survey of 133 U.S. Executives between November 24 and December 5, 2020 from public and private companies in financial services, technology, media and telecommunications, and retail and consumer products sectors. 83% of respondents are from companies with annual revenues greater than US $1 billion; Source (Right): 2017–18 Leave and Job Flexibilities Module of the American Time Use Survey, conducted by the U.S. Census Bureau for the Bureau of Labor Statistics (BLS). Main analysis sample consists of two subgroups of prime working-age adults (age 25–54): (1) respondents who are telework-eligible and worked only from home the day before their ATUS interview (worked from home ["WFH"]) and (2) respondents who worked only in their office or somewhere else the day before their ATUS interview (worked away from home ["WAFH"]), Food preparation includes food and drink preparation, food presentation, kitchen and food clean-up, grocery shopping, and travel to the grocery store

32
CONAGRA BRANDS

Our Portfolio Uniquely Meets These Consumer Needs Hyper-Convenient Frozen Meals & Sides Bold, Anytime Snacks & Sweet Treats Simple Cooking Aids & Meal Enhancers Source: TAKIS and FUEGO are registered trademarks owned by GRUPO BIMBO, S.A.B. DE C.V. used with permission.

Consumers Have Accelerated Their Consumption of Frozen Foods during the Pandemic Source: The NPD Group / National Eating Trends; Sourced from Home/Retail, March-November 2020 vs. 2019, Gen Z aged 18+ Gen Z and Millennials Driving Outsized Frozen Food Growth +14% Consumers Are Eating More Frozen Foods +9% Ready-to-Eat / Heat & Eat Dinner Main Dishes 47% of Occasions (March-November 2020)

Frozen Expected to Accelerate As Millennials Enter High Consumption, Family Formation Years Source (Left Chart): IRI Household Panel, Total US All Outlets, Latest 52 Weeks Ended December 27, 2020, Custom Hierarchy Total Frozen, Bars represent Annual Dollars per Buyer and Percent represents change vs. HH without Kids Source (Right Chart): US Census Change in Population Change by Age 2000 – 2005 and 2014-2019; Source (Right Fact): The NPD Group / National Eating Trends, Year Ended October 2020 Size of the Population in Family Formation Years (Ages 25-40) Frozen Annual Dollars per Buyer (% Change in Spend vs. Households without Kids) 65 million +26% +43% 90 million 48% of Millennial households do not yet have kids

We Are Winning in Frozen and Well-Positioned

Frozen Single-Serve Meals Retail Sales Growth
(Dollar Sales Change FY17-FY20)



+$535MM
+$506MM
+$29MM
Category
CONAGRA BRANDS
All Other Competitors

Retail Dollar Sales During COVID-19
(Total COVID-19 Time Period, % Change vs. YA)

Frozen Single-Serve Meals

Marie Callender's	**+10.8%** more than category
HUNGRY-MAN	**+7.0%** more than category
P.F. CHANG'S HOME MENU	**+24.7%** more than category

Frozen Multi-Serve Meals

P.F. CHANG'S HOME MENU	**+32.6%** more than category

Source (Left): IRI Market Advantage, Conagra Custom Database, MULO+C, Frozen Single Serve Meals Category, Conagra FY17-FY20
Source (Right) : IRI Custom Database. MULO + C, Total COVID Time Period = weeks ended March, 1, 2020 to December 27, 2020

36 CONAGRA BRANDS

Significant, Lasting Shift to At-Home Entertainment Time spent viewing digital video grew +42%; 76% of online video watchers plan to consume as much content post-pandemic1 70% would rather watch new movies at home3; home theatres projected +9% through 20254 Studios release movies direct-to-home; vested interest in growing new platforms2 Source: eMarketer, U.S. Time Spent With Media 2020 New York Times July 28, 2020; New York Times: “Warner Bros Says All 2021 Films Will Be Streamed Right Away” December 3, 2020 Performance Research & Full Circle Research Co., May 2020 Grand View Research

These Changes Are Propelling At-Home Snacking Snacking during leisure activities +8% during COVID-19 Source (Left): The NPD Group / National Eating Trends; Sourced from Home/Retail, September-November 2019 vs. 2020 Source (Right): The NPD Group / Snack Track; Snack Foods excl Cough Drops, Data for April-September 2019 vs. 2020 In-Home Snacking Occasions (% Change; September-November 2020 vs. 2019)

Our Snacks Businesses Have Outperformed and Are Well-Positioned Source: Conagra Custom Database, Total COVID Time Period = weeks ended March 1, 2020 to December 27, 2020, Total US MULO + C, Logos are just a representation of brands included in total Conagra categories Total Retail Dollar Sales (Total COVID-19 Time Period, % Change vs. YA) +0.6pts Dollar Share Point Change vs. YA +3.1pts +0.2pts +1.8pts +0.8pts

WHAT’S COMING NEXT FY22 INNOVATION

TAPPING INTO NEW BENEFIT AREAS HEALTHY CHOICE MAX HIGH PROTEIN | 40% LARGER THAN POWER BOWLS 33-34G PROTEIN PER BOWL Note:  Packaging under development; subject to change

UNLOCKING NEW OCCASIONS MEGA PIZZA FAMOUS FOOD FORMS | MEGA PROTEIN | DOUBLE STUFFED Note:  Packaging under development; subject to change

MEAT REPLACEMENT PLATFORM REIMAGINING PLANT-BASED PLANT-BASED | QSR FAVORITES NEW QSR INSPIRED FORMS MODERNIZED MEATLESS Note:  Packaging under development; subject to change

EXPANDING LOW SUGAR LIFESTYLE KETO FRIENDLY CONVENIENCE MEALS | TREATS | SWEETS Note:  Packaging under development; subject to change

CONTEMPORARY COMFORT POT PIE WITH CRUST MADE WITH CAULIFLOWER REINVENTED CLASSICS | MODERN WELLNESS Note:  Packaging under development; subject to change

RESTAURANT FLAVORS AT HOME P.F. CHANG’S HOME MENU COMPLETE MEAL OPTIONS Note:  Packaging under development; subject to change; P.F. Chang’s and P.F. Chang’s Home Menu are registered trademarks of P.F. Chang’s China Bistro, Inc., used under license CENTER PLATE PROTEINS RESTAURANT INSPIRED DRESSINGS

VALUE-ADDED SOLUTIONS MODERN MEAL HELPERS ONE-STEP CONVENIENCE | CONTEMPORARY CLASSICS Note:  Packaging under development; subject to change TRENDING RECIPES REIMAGINED FAMILY FAVORITES

MODERN VEGEGETABLE SIDES SIMPLE SOLUTIONS NEW PREP METHODS | MODERN WELLNESS Note:  Packaging under development; subject to change NEW PREP METHODS CONTEMPORARY VEGETABLES

Note:  SONIC and the Double-Delta logo are registered trademarks of America’s Drive-In Brand Properties LLC used under license. Packaging under development; subject to change EXPANDING CONSUMPTION PROVOCATIVE FLAVORS, NEW SIZES BIG | BOLD | SNACKABLE

BOLD EXPERIENCES SALTY SNACKING FUN | FLAVORFUL | AT-HOME ENTERTAINMENT Note:  Packaging under development; subject to change AT-HOME SOLUTIONS EXPERIENTIAL & SEASONAL

SWEET TREATS EPIC EXPERIENCES POPULAR | ICONIC | SWEET ACTIVITIES Note: Packaging under development; subject to change.

FAVORITES IN NEW FORMATS CONVENIENT PACKS HEAT & EAT | SNACKIFIED Note:  Packaging under development; subject to change

SUSTAINABILITY EVOLUTION RESPONSIBLE CITIZENSHIP RECYCLABLE PLASTIC | PLANT-BASED FIBER BOWLS HEALTHY CHOICE PLANT-BASED FIBER BOWLS SWISS MISS RECYCLABLE PLASTIC CUBES EXPANDING IN FY22 Note:  Packaging under development; subject to change

DAVE MARBERGER EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

First Half Performance Summary Note: “Adjusted” financial measures and organic net sales are non-GAAP. See the end of this presentation for a reconciliation of these measures to the most directly comparable GAAP measures. Organic net sales excludes the impact of foreign exchange and divested businesses, as well as acquisitions (until the anniversary date of the acquisitions). Organic net sales growth excludes the impact of fiscal 2020’s 53rd week, which was calculated as one-sixth of our last month’s net sales (which included a total of six weeks). Adjusted operating profit and adjusted operating margin exclude equity method investment earnings and pension and postretirement non-service expense (income). Dollars in Millions, except per share data Increase/(Decrease) Fiscal 2021 Q2 YTD vs. YA Reported Net Sales $5,674 +8.9% Organic Net Sales1 +11.3% Adj. Op. Profit2 1,128 +31.5% Adj. Op. Margin2 19.9% +342 bps Adj. Diluted EPS from cont. ops. $1.51 +42.5% Net Cash Flows from Operating Activities $541 +26.6%

Pinnacle Foods Acquisition Delivering Across All Commitments Employees Transitioned to Chicago & Omaha Closed Pinnacle Corporate Facilities Processes Completed SAP Conversion On-Track with Plant SAP Conversions Executing Value over Volume Strategy Rebuilt Innovation Pipeline Synergy Realization On-Track On-Track to Reach Original FY22 Adjusted EPS Accretion Target1 People Financial Systems Adjusted for divestitures

Reiterating Q3 Guidance Metric2 Fiscal 2021 Q3 Guidance1, 5 Organic Net Sales3 Growth +6% to +8% Adj. Operating Margin4 16.0% to 16.5% Adj. Diluted EPS from cont. ops. $0.56 to $0.60 The inability to predict the amount and timing of the impacts of future items makes a detailed reconciliation of these forward-looking financial measures impracticable. “Adjusted” financial measures and organic net sales are non-GAAP financial measures. Organic net sales excludes the impact of foreign exchange and divested businesses, acquisitions (until the anniversary date of the acquisitions), as well as the impact of any 53rd week. Adjusted operating margin excludes equity method investment earnings and pension and postretirement non-service expense (income). The fiscal 2021 Q3 guidance excludes the impact of the pending sale of the Peter Pan peanut butter business.

We Have Multiple Levers to Manage Inflation and Drive Margin Improvement Cost Savings Realized Productivity COVID-19 Costs Synergies Pricing List Pricing Trade Optimization Mix Brand Mix Segment Mix Product Mix Margin Accretive Innovation Channel Mix Other Fixed Cost Leverage Acquisitions & Divestitures

Adjusting FY22 Targets For Peter Pan Divestiture The inability to predict the amount and timing of the impacts of future items makes a detailed reconciliation of these forward-looking financial measures impracticable. “Adjusted” financial measures, free cash flow, and organic net sales are non-GAAP financial measures. Organic net sales excludes the impact of foreign exchange and divested businesses, acquisitions (until the anniversary date of the acquisitions), as well as the impact of any 53rd week. Adjusted operating margin excludes equity method investment earnings and pension and postretirement non-service expense (income). Metric2 Updated Fiscal 2022 Guidance1 Organic Net Sales3 Growth (3 YR CAGR ending FY22) +1% to +2% (No Change) Adj. Operating Margin4 18% to 19% (No Change) Adj. Diluted EPS from cont. ops. $2.63 to $2.73 (Reduced by $0.03 for Peter Pan) Free Cash Flow Conversion (% of Adj. Net Income; 3 YR avg. ending FY22) 95%+ (No Change)

Track Record of Balanced Capital Allocation Focused on Driving Value ~$2B of share repurchases across fiscal ‘17 & ‘18 Recently approved +29% increase Dividend Share Repurchases Paid down ~$2.3B of debt since acquiring Pinnacle Maintained solid investment grade credit rating Debt Sculpted the portfolio through modernizing & synergistic acquisitions, divestitures, and a spin-off M&A Strengthened the portfolio through robust marketing support and supply chain investments Business Investments

What We Want You to Take Away from Today We compete in attractive categories with consumer-preferred brands We deploy our assets via modern, repeatable, and scalable processes that work We are well-positioned for long-term success and significant value creation We are reaffirming our fiscal 2022 financial targets, with an adjustment for Peter Pan divestiture 1 2 3 4

APPENDIX

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (in millions)Q2 FY21 YTD Grocery & Snacks Refrigerated& Frozen International Foodservice Total Conagra Brands Net Sales $2,419.5 $2,378.6 $468.8 $407.2 $5,674.1 Impact of foreign exchange — — 18.1 — 18.1 Net sales from divested businesses (3.6) — — (0.6) (4.2)Organic Net Sales $2,415.9 $2,378.6 $486.9 $406.6 $5,688.0 Year-over-year change - Net Sales 14.1% 11.8% 6.9% (22.5)% 8.9%Impact of foreign exchange (pp) — — 4.1 — 0.3 Net sales from divested businesses (pp) 3.7 1.0 — 1.7 2.1 Organic Net Sales 17.8% 12.8% 11.0% (20.8)% 11.3% Volume (Organic) 15.3% 9.2% 8.3% (24.8)% 8.5%Price/Mix 2.5% 3.6% 2.7% 4.0% 2.8%Q2 FY20 YTD Grocery & Snacks Refrigerated& Frozen International Foodservice Total Conagra Brands Net Sales $2,120.1 $2,127.4 $438.7 $525.3 $5,211.5 Net sales from divested businesses (68.8) (19.4) — (11.7) (99.9)Organic Net Sales $2,051.3 $2,108.0 $438.7 $513.6 $5,111.6

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (in millions)

Q2 FY21 YTD	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Corporate Expense	Total Conagra Brands
Operating Profit	**$ 600.0**	**$ 504.4**	**$ 78.0**	**$ 47.2**	**$ (188.5)**	**$ 1,041.1**
Restructuring plans	21.7	12.9	(0.1)	—	12.1	46.6
Acquisitions and divestitures	—	—	—	—	3.2	3.2
Gain on divestiture of a business	(5.3)	—	—	—	—	(5.3)
Early extinguishment of debt	—	—	—	—	44.3	44.3
Consulting fees on tax matters	—	—	—	—	1.2	1.2
Legal matters	—	—	—	—	(2.0)	(2.0)
Corporate hedging derivative losses (gains)	—	—	—	—	(0.8)	(0.8)
Adjusted Operating Profit	**$ 616.4**	**$ 517.3**	**$ 77.9**	**$ 47.2**	**$ (130.5)**	**$ 1,128.3**
Operating Profit Margin	24.8%	21.2%	16.6%	11.6%		18.3%
Adjusted Operating Profit Margin	25.5%	21.7%	16.6%	11.6%		19.9%
Year-over-year % change - Operating Profit	44.4%	47.1%	52.3%	(31.9)%	0.7%	50.5%
Year-over year % change - Adjusted Operating Profit	28.2%	33.2%	48.0%	(31.9)%	(2.2)%	31.5%
Year-over-year bps change - Adjusted Operating Profit	279bps	349bps	462bps	(161) bps		342bps

Q2 FY20 YTD	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Corporate Expense	Total Conagra Brands
Operating Profit	**$ 415.4**	**$ 343.0**	**$ 51.2**	**$ 69.4**	**$ (187.2)**	**$ 691.8**
Restructuring plans	38.3	1.8	1.4	—	43.2	84.7
Acquisitions and divestitures	3.0	—	—	—	—	3.0
Impairment of businesses held for sale	31.4	27.6	—	—	—	59.0
Brand impairment charges	3.5	15.8	—	—	—	19.3
Loss on divestiture of businesses	1.5	—	—	—	—	1.5
Contract settlement gain	(12.0)	—	—	—	—	(12.0)
Legal matters	—	—	—	—	(1.5)	(1.5)
Environmental matters	—	—	—	—	6.6	6.6
Corporate hedging derivative losses (gains)	—	—	—	—	5.4	5.4
Adjusted Operating Profit	**$ 481.1**	**$ 388.2**	**$ 52.6**	**$ 69.4**	**$ (133.5)**	**$ 857.8**
Operating Profit Margin	19.6%	16.1%	11.7%	13.2%		13.3%
Adjusted Operating Profit Margin	22.7%	18.3%	12.0%	13.2%		16.5%

64

CONAGRA BRANDS

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (in millions)

Q2 FY21 YTD	Gross profit	Selling, general and administrative expenses	Operating profit [1]	Income before income taxes and equity method investment earnings	Income tax expense	Income tax rate	Net income attributable to Conagra Brands, Inc.	Diluted EPS from income attributable to Conagra Brands, Inc common stockholders
Reported	**$ 1,699.1**	**$ 658.0**	**$ 1,041.1**	**$ 847.2**	**$ 167.4**	**19.1 %**	**$ 707.9**	**$ 1.44**
% of Net Sales	*29.9 %*	*11.6 %*	*18.3 %*					
Restructuring plans	19.9	26.7	46.6	46.6	11.7		34.9	0.07
Acquisitions and divestitures	—	3.2	3.2	3.2	0.8		2.4	—
Corporate hedging derivative losses (gains)	(0.8)	—	(0.8)	(0.8)	(0.2)		(0.6)	—
Advertising and promotion expenses [2]	—	109.5	—	—	—		—	—
Gain on divestiture of a business	—	(5.3)	(5.3)	(5.3)	(1.8)		(3.5)	(0.01)
Early extinguishment of debt	—	44.3	44.3	44.3	11.1		33.2	0.07
Consulting fees on tax matters	—	1.2	1.2	1.2	0.3		0.9	—
Legal matters	—	(2.0)	(2.0)	(2.0)	(0.5)		(1.5)	—
Capital loss valuation allowance adjustment	—	—	—	—	25.3		(25.3)	(0.05)
Unusual tax items	—	—	—	—	7.6		(7.6)	(0.02)
Rounding	—	—	—	—	—		—	0.01
Adjusted	**$ 1,718.2**	**$ 480.4**	**$ 1,128.3**	**$ 934.4**	**$ 221.7**	**23.0 %**	**$ 740.8**	**$ 1.51**
% of Net Sales	*30.3 %*	*8.5 %*	*19.9 %*					
Year-over-year % of net sales change - reported	*188 bps*	*(319) bps*	*507 bps*					
Year-over-year % of net sales change - adjusted	*188 bps*	*(144) bps*	*342 bps*					
Year-over-year change - reported	*16.2 %*	*(14.6)%*	*50.5 %*	*80.8 %*	*130.7 %*		*63.0 %*	*61.8 %*
Year-over-year change - adjusted	*16.1 %*	*(6.9)%*	*31.5 %*	*47.1 %*	*45.1 %*		*43.6 %*	*42.5 %*

1. Operating profit is derived from taking Income from continuing operations before income taxes and equity method investment earnings, adding back Interest expense, net and removing Pension and postretirement non-service income.
2. Advertising and promotion expense (A&P) has been removed from adjusted selling, general and administrative expense because this metric is used in reporting to management, and management believes this adjusted measure provides useful supplemental information to assess the Company's operating performance. Please note that A&P is not removed from adjusted profit measures.

65

CONAGRA BRANDS

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (in millions)

Q2 FY20 YTD	Gross profit	Selling, general and administrative expenses	Operating profit [1]	Income before income taxes and equity method investment earnings	Income tax expense	Income tax rate	Net income attributable to Conagra Brands, Inc.	Diluted EPS from income attributable to Conagra Brands, Inc common stockholders
Reported	**$ 1,462.4**	**$ 770.6**	**$ 691.8**	**$ 468.5**	**$ 72.6**	**14.3 %**	**$ 434.3**	**$ 0.89**
% of Net Sales	*28.1 %*	*14.9 %*	*13.3 %*					
Restructuring plans	12.1	72.6	84.7	85.3	19.2		66.1	0.14
Acquisitions and divestitures	—	3.0	3.0	3.0	0.8		2.2	—
Corporate hedging derivative losses (gains)	5.4	—	5.4	5.4	1.3		4.1	0.01
Advertising and promotion expenses [2]	—	106.0	—	—	—		—	—
Gain on Ardent JV asset sale	—	—	—	—	(1.1)		(3.7)	(0.01)
Impairment of businesses held for sale	—	59.0	59.0	59.0	4.0		55.0	0.11
Contract settlement gain	—	(12.0)	(12.0)	(12.0)	(3.0)		(9.0)	(0.02)
Brand impairment charges	—	19.3	19.3	19.3	4.5		14.8	0.03
Legal matters	—	(1.5)	(1.5)	(1.5)	(0.4)		(1.1)	—
Environmental matters	—	6.6	6.6	6.6	1.6		5.0	0.01
Loss on divestiture of businesses	—	1.5	1.5	1.5	(0.3)		1.8	—
Unusual tax items	—	—	—	—	53.6		(53.6)	(0.11)
Rounding	—	—	—	—	—		—	0.01
Adjusted	**$ 1,479.9**	**$ 516.1**	**$ 857.8**	**$ 635.1**	**$ 152.8**	**22.8 %**	**$ 515.9**	**$ 1.06**
% of Net Sales	*28.4 %*	*9.9 %*	*16.5 %*					

1. Operating profit is derived from taking Income from continuing operations before income taxes and equity method investment earnings, adding back Interest expense, net and removing Pension and postretirement non-service income.
2. Advertising and promotion expense (A&P) has been removed from adjusted selling, general and administrative expense because this metric is used in reporting to management, and management believes this adjusted measure provides useful supplemental information to assess the Company's operating performance. Please note that A&P is not removed from adjusted profit measures.

66

CONAGRA BRANDS

CAGNY 2021